AMENDED PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

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|_|   Confidential, For Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss. 240.14a-12

                                SUPERCLICK, INC.

                                   ----------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------

     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

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      1.    Title of each class of securities to which transaction applies:

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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

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|_|   Fee paid previously with preliminary materials:

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            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
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

================================================================================

                                SUPERCLICK, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 15, 2006

Superclick, Inc. hereby invites you, as one of our shareholders, to attend our annual meeting of shareholders either in person or by proxy. The meeting will be held at the Radisson Hotel Laval, 2900 Le Carrefour Blvd. H7T 2K9, 11 a.m. local time, in the Opal Room for the purpose of considering and acting upon the following matters:

      1. Re-election of one (1) director for the ensuing year;

      2. To ratify the appointment of Bedinger & Company as the Company's independent certified public accountant for the fiscal year ending October 31, 2005 and 2006 respectively;

      3. To authorize an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 175,000,000, and

      4. To transact any other business that may properly come before the meeting.

Only shareholders of record at the close of business on July 18, 2006 are entitled to receive notice of and to vote at the annual meeting or any adjournment of the meeting.

                                        By Order of the Board Of Directors


                                        ----------------------------------
                                        Todd M. Pitcher
                                        Chairman and Acting Secretary

Montreal, Quebec
July 12, 2006

      YOUR VOTE IS IMPORTANT. ALL SHAREHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE FURNISHED FOR THAT PURPOSE. [GRAPHIC OMITTED]

================================================================================

                                SUPERCLICK, INC.
                                 10222 St Michel
                                    Suite 300
                              Montreal, Qc H1H-5H1

                                   ----------

                                 PROXY STATEMENT

                                   ----------

      The board of directors of Superclick, Inc. ("Superclick") is soliciting the enclosed proxy for use at our annual meeting of shareholders to be held on Friday, September 15, at 11:00 a.m., local time, or at any adjournments of the meeting. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders describe the purposes of the annual meeting. The meeting will be held at the Radisson Hotel Laval, 2900 Le Carrefour Blvd. H7T 2K9, in the Opal Room. These proxy solicitation materials were mailed on or about July 25, 2006 to all shareholders entitled to vote at the annual meeting.

                     QUESTIONS AND ANSWERS ABOUT THE MEETING

Q: WHAT AM I BEING ASKED TO VOTE ON?

A:    (1) The re-election of one (1) director to serve on our board of directors;

      (2) The ratification of Bedinger & Company as the Company's independent certified public accountant; and

      (3) The amendment of the Company's Articles of Incorporation to increase in authorized shares of the Company's common stock from 100,000,000 to 175,000,000.

Q: HOW DOES THE BOARD RECOMMEND I VOTE ON THIS PROPOSAL?

A: Our board of directors recommends: a vote FOR the nominees for director; FOR approval of the ratification of Bedinger & Company; and FOR the increase in authorized shares of the Company's common stock to 175,000,000.

Q: WHO IS ENTITLED TO VOTE?

A: The record date for the annual meeting is July 18, 2006. Shareholders of record as of the close of business on that date are entitled to vote at the annual meeting.

Q: HOW DO I VOTE?

A: If you are the record holder of your shares, you may sign and date the enclosed proxy card and return it in the pre-paid envelope, vote via telephone or the internet following the instructions on the enclosed proxy card, or attend and vote at the annual meeting in person.

Q: WHAT IF MY SHARES ARE HELD BY A BROKER?

A: If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q: CAN I REVOKE MY PROXY LATER?

A: Yes. You have the right to revoke your proxy at any time before the annual meeting by:

      (1) delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of Superclick before the annual meeting, or

      (2) attending the annual meeting and voting in person.

However, if you have delivered a valid proxy, your mere presence at the annual meeting will not, by itself, revoke that proxy.

Q: HOW MANY SHARES CAN VOTE?

A: As of the close of business on the record date of July 18, 2006, 29,467,304 shares of common stock were issued and outstanding. We have no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote.

Q: HOW IS A QUORUM DETERMINED?

A: For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. Abstentions will be counted as present for quorum purposes.

Q: WHAT CONSTITUTES A QUORUM?

A: A quorum is a majority of the voting power of the shares entitled to vote at the annual meeting. Because there were 29,467,304 shares of common stock of our company outstanding as of the record date, we will need holders of at least 14,733,653 shares of common stock of our company present in person or by proxy at the annual meeting for a quorum to exist.

Q: WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

A: A plurality of the shares of common stock voted in person or by proxy is required to elect the nominees for directors. A plurality means that the nominee(s) receiving the largest number of votes cast will be elected. Because directors are elected by plurality, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the election of directors.

To approve the ratification of Bedinger & Company as the Company's independent certified public accountant and to approve the increase of authorized shares of the Company's common stock outstanding, holders of a majority of the shares represented at the annual meeting and voting on the applicable matter (which shares voting on the applicable matter must also constitute at least a majority of the required quorum) must vote in favor of the applicable proposal. With respect to these proposals, broker non-votes will be treated as shares that are not present and not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters) and abstentions will be treated as shares that are present but are not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Thus, both broker non-votes and abstentions will be entirely excluded from the vote on these matters.

Q: WHAT ARE BROKER NON-VOTES?

A: "Broker non-votes" are shares held by brokers or nominees for which the broker or nominee lacks discretionary power to vote and never received specific voting instructions from the beneficial owner of the shares.

Q: HOW WILL MY SHARES BE VOTED IF I RETURN A BLANK PROXY CARD?

A: If you sign and send in your proxy card and do not indicate how you want to vote, we will count your proxy as a vote FOR the nominee named in this proxy statement, FOR approval of the ratification of Bedinger & Company as the Company's independent certified public accountant, and FOR the increase in the authorized shares of the Company's common stock. If a broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy card that broker's lack of authority to vote, we will treat the shares as present and count the shares as votes FOR the nominee named in this proxy statement, FOR approval of the ratification of Bedinger & Company as the Company's independent certified public accountant; and FOR the increase in the authorized shares of the Company's common stock.

Q: HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business comes before the annual meeting, your signed proxy card gives authority to the proxy holder, Michael Corrigan to vote on those matters at their discretion.

Q: WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

A: If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the shareholders. If we propose to have the shareholders vote whether to adjourn the meeting, the proxy holders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the annual meeting.

Q: HOW MUCH STOCK DO SUPERCLICK'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

A: As of July 18, 2006, our current directors and executive officers collectively had beneficial ownership (excluding options and warrants) of 5,259,630 shares, constituting approximately 17.8% of our outstanding shares. These persons have indicated that they currently intend to vote the shares held by them FOR the nominee named in this proxy statement, FOR approval of the ratification of Bedinger & Company as the Company's independent certified public accountant and FOR the approval of an increase in the authorized shares of the Company's common stock.

Q: WHO WILL BEAR THE COSTS OF THIS SOLICITATION?

A: We will pay the cost of this solicitation of proxies by mail. Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation. We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses.

                        PROPOSAL 1--ELECTION OF DIRECTORS

The current term of office of George Vesnaver expires at the 2006 annual meeting. The board of directors proposes that this nominee be elected for a new term of three years and until his successor is duly elected and qualified. The persons named in the enclosed form of proxy intend, if authorized, to vote the proxies FOR the election as director of the person named below as a nominee. If the nominee declines or is unable to serve as a director, which we do not anticipate, the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

The Company's Certificate of Incorporation provides that the board of directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with a term extending to the third succeeding Annual Meeting after election. The Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits.

Pursuant to the Company's completed acquisition of Hotel Net LLC, under the terms of which two directors were to be appointed to the Company's board of Directors, effective September 30, 2005. On September 30, 2005, the board of directors accepted the resignation of Hugh Renfro and Robert MacFarlane from the board of directors to allow for the appointment of Chirag Patel and Dipan Patel to the board and to maintain a seven member board. Chirag Patel and Dipan Patel were appointed to the Company's board of directors on September 1, 2005.

At the end of the fiscal year, the Company had 7 directors. On January 27, 2006 Jacobo Melcer resigned from the Board, and the board has not elected to fill Mr. Melcer's seat. On June 29, 2006, Dipan Patel resigned from the Board, and the board has not elected to fill Mr. Patel's seat.

The director in Class I will be elected at the 2006 Annual Meeting to serve for a term expiring at the Company's Annual Meeting in 2009. The three directors in Class III and one director in Class II are serving terms expiring at the Company's Annual Meeting of Shareholders in 2008 and 2007, respectively.

      Unless marked otherwise, proxies received will be voted FOR the election of the nominee specified in "Class I-- Current Director/Nominee with Term Expiring in 2006" below, who now serves as director with terms expiring at the 2006 Annual Meeting and until his successor is elected and qualified. If any such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either (1) for a substitute nominee, who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy, or (2) for the other nominees only, leaving a vacancy. Alternatively, the size of the Board may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that the nominee will be unwilling or unable to serve if elected as a director. Such person has been nominated to serve until the 2009 Annual Meeting of Shareowners and until their successors are elected and qualified.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE
                                     NOMINEE
                                 LISTED BELOW.

        INFORMATION AS TO NOMINEE FOR DIRECTORS AND CONTINUING DIRECTORS

Listed below for each director, as reported to Superclick, is the Director's name, age and principal occupation for the past five years, his position, if any, with Superclick, and other directorships held.

      Class III

      Nominee for Directors with Terms Expiring in 2008

      TODD M. PITCHER, age 37 - Mr. Pitcher has been a director of Superclick since January, 2003. He has also been president and chief executive officer of Grand Prix Sports, Inc. from since January, 2003 and up to the date of Grand Prix Sports' acquisition of Superclick Networks, Inc. in October, 2003. He is currently the President and Secretary of Execute Sports, Inc., and he served president of 4Dcard, Inc. in 2002 through early 2003. Prior to that, he was an independent consultant since 2000.

      PAUL GULYAS, age 48 - Mr Gulyas has more than 27 years of diverse industrial experience in IT systems and products, military/government systems, air traffic and vessel traffic management systems as well as border control and security solutions in companies from the very small to the very large. He is currently responsible for the OEM program within IBM Canada's mid-market business unit. Previously he was President of IOTA Information Management and is a founding partner of the consulting firm TACTexe Incorporated. Mr. Gulyas has a BS in Physics from McMaster University in Hamilton, Ontario.

CHIRAG PATEL, age 38 Mr. Patel has more than 14 years experience in Information Technology and its applications, as well as in finance and management. He co-founded Veriprise Wireless Corporation in 1999, which extends corporate applications to its mobile employees via handheld devices. During his tenure with Veriprise Chirag helped raise $9 million dollars to fund the company wherein he developed and implemented the company's marketing strategies resulting in partnerships with Northwestern Mutual, Proctor & Gamble, Lotus, Motorola, PriceWaterhouseCoopers, Siebel, AT&T Wireless and Verizon Wireless. In addition he worked with the Motorola global teams to jointly penetrate the markets in South America and India.

      Class II

      Continuing Directors with Terms Expiring in 2007

      SANDRO NATALE, age 36 - Mr. Natale also serves as V.P. of Business Development of Superclick Networks. Mr. Natale has 15 years experience in the technology and system integration business. Prior to joining the Superclick Networks Team in 2001, Mr. Natale was President and of founder of I.T.S services a successful IT services integrator which was later purchased by GSI Technologies. Mr.Natale served as V.P. of sales and marketing where he assumed increasing responsibilities in various organizational units, including, revenue planning, regulation, marketing, sales operations and information systems. Mr. Natale holds a B.S. in computer science with several technical certifications.

      Class I

      Current Director/Nominee with Term Expiring in 2006

      GEORGE VESNAVER - age 47. Mr. Vesnaver has been a Director of our company since August, 2004. Mr. Vesnaver is currently Director of Hewlett Packard's (HWP-NYSE) Software Business Unit, and has been with HP for more than 20 years. His experience spans a number of areas including consulting, sales and distribution of enterprise software solutions to companies of all sizes. Mr. Vesnaver holds a bachelor's degree in electrical engineering from Concordia University and an MBA in international business and finance from McGill University.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

      Effective October 10, 2003, Todd M. Pitcher became a consultant to Superclick, Inc. Under the terms of his amended agreement, Superclick pays Mr. Pitcher a monthly fee of $2,500.00 plus reimbursement for expenses incurred.

           BOARD OF DIRECTORS AND COMMITTEES OF OUR BOARD OF DIRECTORS

      Our board of directors held eight regular meetings and no special meeting during fiscal 2005. Each of the directors attended at least 75% of the total number of meetings of the board held while he was a director and of each committee on which he served during the period in which he served as a member of that committee. Our board has established the committees described below, and may establish others from time to time.

                      NOMINATING AND COMPENSATION COMMITTEE

      The Compensation Committee was formed in August, 2004 and currently consists of Messrs. Pitcher, Mr. Gulyas and the Company's CFO, Jean Perrotti. The Compensation Committee establishes remuneration levels for our executive officers, reviews management organization and development and reviews significant employee benefit programs. In addition, the Committee identifies individuals qualified to become members of the board of directors, develops and recommends to the board a set of corporate governance principles applicable to our company, and takes such other actions within the scope of its charter as the Committee deems necessary or appropriate. A copy of the charter of the Nominating and Compensation Committee can be found in the Corporate Governance section of our Web site at www.superclick.com.

      Since the acquisition of Superclick Networks, Inc. in October, 2003, we have not received nominations from any shareholders for directors other than our current board members. Accordingly, the Nominating and Compensation Committee has not at this time adopted a formal policy by which our shareholders may recommend director candidates, however the Committee will consider candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Secretary of our company at 3435 Aldford Drive, San Diego, CA 92111. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a shareholder and provide a brief summary of the candidate's qualifications, as well as contact information for both the candidate and the shareholder. At a minimum, candidates for election to the Board should have relevant business and financial experience, and they must be able to read and understand fundamental financial statements. Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by anyone else, although the Nominating and Compensation Committee may prefer candidates who are personally known to the existing directors and whose reputations are highly regarded. The Committee will consider all relevant qualifications as well as the needs of our company in terms of compliance with listing standards and Securities and Exchange Commission rules.

      Our Nominating and Compensation Committee recommended to our board of directors the nomination for election and re-election to our board of each of the above nominees.

              SHAREHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

      Shareholders who wish to communicate with our board of directors or with a particular director may send a letter to the Secretary of our company at 3435 Aldford San Diego, CA 92111. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors. Our board encourages but does not require board member attendance at our annual meeting. All members of our board attended last year's annual meeting.

                            COMPENSATION OF DIRECTORS

      Our board of directors consists of 5 authorized members. Each director, excluding Sandro Natale, who is a full-time employee, is entitled to receive stock in lieu of an annual cash fee of $15,000 plus expenses to be paid the first month of each fiscal year. Our Chairman of the Board, Todd M. Pitcher receives stock in lieu of an annual cash fee of $20,000 plus expenses to be paid the first month of the fiscal year for services performed in his capacity of Chairman of our board of directors.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation Committee is a former or current officer or employee of our company; however, Todd Pitcher is a consultant to our company. One executive officer, Sandro Natale, service as a member of the board of directors.

                                 CODE OF ETHICS

      Our company has adopted a code of ethics that applies to our chief executive officer, chief financial officer and controller. A copy of the code of ethics can be found in the Corporate Governance section of our Web site at http://www.superlclick.com.

     EQUITY SECURITY OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERSHIP

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 30, 2006, by (i) each person known by us to be the beneficial ownership of more than 5 percent of the outstanding common stock, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 10222 St Michel , Suite 300, Montreal, Quebec Canada H1H 5H1.

                                           SHARES       PERCENT
                                         BENEFICIALLY     OF
NAME                                        OWNED        CLASS
--------------------------------------   ------------   -------

Sandro Natale ........................     3,526,100     12.0%

Todd M. Pitcher ......................        21,487        *

George Vesnaver ......................        86,091        *

Paul Gulyas...........................        62,991        *

Chirag Patel..........................       596,251      2.0%

Dipan Patel...........................       688,999      2.3%

All directors and officers as a
  group ..............................     4,981,919     16.9%

(*) means less than 1.0%

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based upon our review of forms filed by directors, officers and certain beneficial owners of our common stock (the "Section 16 Reporting Persons") pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, the Executive Officer and Director's Form 3 Statements of Initial Beneficial Ownership were filed late due to changes in our edgar filing vendor.

             RECOMMENDATION OF SUPERCLICK, INC.'S BOARD OF DIRECTORS

      The one (1) nominee receiving the highest number of votes will be elected to the board of directors. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEE AS A DIRECTOR.

                                OTHER INFORMATION

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by our chief executive officer, chief financial officer and the other highest-paid executive officers serving as such at the end of 2005 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of Superclick, Inc. received compensation in excess of $100,000 during fiscal year 2005.

                           SUMMARY COMPENSATION TABLE

                                                                               Long Term Compensation
                                                               ----------------------------------------------------
                                  Annual Compensation                           Awards                    Payouts
                          -----------------------------------  ----------------------------------------------------
       (a)           (b)     (c)      (d)          (e)              (f)                  (g)                (h)         (i)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      All Other
    Name and               Salary    Bonus     Other Annual    Restricted Stock  Securities Underlying      LTIP     Compensation
Principle Position  Year     ($)      ($)    Compensation ($)     Award(s)($)      Options/SARs (#)     Payouts ($)      ($)
---------------------------------------------------------------------------------------------------------------------------------
  Sandro Natale     2006  $100,000       --          --              --                    --                --           --
    CEO and         2005  $141,391       --          --              --                    --                --           --
   President        2004  $ 75,000       --          --              --                    --                --           --
---------------------------------------------------------------------------------------------------------------------------------
  Jean Perrotti     2006  $103,000       --          --              --                    --                --           --
      CFO           2005        --       --          --              --                    --                --           --
                    2004        --       --          --              --                    --                --           --
---------------------------------------------------------------------------------------------------------------------------------
John Glazik(1)      2006        --       --          --              --                    --                --           --
                    2005  $ 87,296  $20,000          --              --                    --                --           --
                    2004  $ 90,000  $10,000          --              --               884,784                --           --
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Glazik is no longer employed as CEO of the Company, as of April 28, 2005.

                           PREFERRED AND COMMON STOCK

Private Placement and Warrant Activity

During the year ended October 31, 2004 and pursuant to the September 2003 private placement, we issued 1,933,333 shares of restricted common stock in exchange for $174,000. Attached to each share of restricted common stock were two warrants giving the holder the right to purchase common stock; Warrant "A" has an exercise price of $0.18 and a three-year life, and Warrant "B" has an exercise price of $0.24 and a three-year life. Each warrant has one-for-one rights to purchase one share of common stock. The issuance of these securities was exempt under section 4(2) of the Securities Act of 1933, as amended as a sale not involving a public offering.

During the year ended October 31, 2004 and pursuant to the September 2003 private placement, 1,933,330 of the series "A" Warrants were exercised at $.18 per share, resulting in $348,000 net proceeds to the Company and the issuance of 1,933,330 restricted common shares.

During the quarter ended April 30, 2004 and pursuant to the September 2003 private placement 966,665 of series "B" Warrants were exercised at $.24 per share, resulting in $232,000 net proceeds to the Company and the issuance of 966,665 restricted common shares. The shares were issued subsequent to year-end and were classified as stock subscribed in Stockholder's Equity at October 31, 2004 and issued subsequent to that year-end. At October 31, 2005 966,665 "B" Warrants were unexercised (See note M).

As of October 31, 2004 and commensurate with the April 6, 2004 private placement filed under Form SB-2 with the SEC on June 8, 2004, the Company issued 1,999,999 shares of common stock in exchange for gross proceeds of $900,000. Each share issued in accordance with the private placement is entitled to one "A" Warrant with an exercise price of $0.60 per share.

During the year ended October 31, 2005, 100,000 "A" Warrants were exercised resulting in gross proceeds of $60,000. 2,099,999 "A" Warrants were unexercised as of October 31, 2005

During the quarter ended April 30, 2005 and pursuant to the April 6, 2004 financing, which the board had previously in a resolution extended through April 1, 2005, the Company issued 200,000 shares of Common Stock in exchange for net proceeds of $81,000. Attached to this issuance were 200,000 Common Stock A Warrants with an exercise price of $0.60 per share. The Company received aggregate gross proceeds of $990,000 pursuant to the April 6, 2004 private placement. This private placement was closed effective April 1, 2005 and no additional proceeds will be received.

In August of 2005, we issued $2,250,000 of convertible debentures with 965,997 warrants attached.

Stock issued for Services

On July 28, 2005, the Company issued 25,000 shares of Common Stock for services from Treasury Stock at fair market value of $0.77 per share, or $19,250.

During the year ended October 31, 2005 the Company issued 102,067 shares to the members of the Board of Directors for services rendered. Total value of the issuances is $77,225. Value for shares issued for services is based on fair market value of our stock on the date of issuance.

On January 5, 2006 the company issued 187,500 shares, valued at fair market value of $0.12 per share, or $22,500 to Directors for services rendered.

For the three months ended April 30, 2006, the Company accrued $22,500 to common stock payable for Director services rendered.

                                  STOCK OPTIONS

Option Grants in Last Fiscal Year and Through April 30, 2006

We did not grant any stock options to the individuals named in the Summary Compensation Table during the fiscal year ended October 31, 2005.

During the year ended October 31, 2005, three employees exercised their vested options by utilizing the option's cashless feature whereby the exercise price of the common stock received is paid for with a portion of the shares exercised and which shares are returned to the company as Treasury Stock in lieu of cash. In total, 111,875 options were exercised with 51,961 shares of common stock issued to the optionees and 58,664 shares of common stock issued in the name of Superclick with $25,981 recorded to Treasury Stock.

On March 3, 2005 the Board of Directors increased the employee stock option pool established by the employee stock option plan to 3,500,000 from 2,000,000.

During the three and six months ended April 30, 2006, there was no stock option activity.

Acquisition of Hotel Net, LLC

On July 21, 2005, the Company issued 1,500,000 shares of Common Stock to the shareholders of Hotel Net, LLC pursuant to the July 18, 2005 Letter of Intent. The shares were valued at fair market value of $0.64, or $960,000. Also, in connection with the purchase of Hotel Net LLC, on September 14, 2005, the Company issued 1,250,000 shares of common stock to the shareholders of Hotel Net, LLC. The shares were valued at fair market value of $0.55, or $687,500.

                                    WARRANTS

At April 30, 2006 the Company had 966,665 "B" Warrants, 2,099,999 "A" Warrants and 965,997 warrants related to convertible debentures outstanding entitling the holder thereof the right to purchase one common share for each warrant held as follows:

                                  Exercise
   Warrant        Number of      Price Per     Expiration
    Class          Warrants       Warrant         Date
--------------   -----------   ------------   -----------
      B              386,666      $0.24           9/9/06
      B              193,333      $0.24          9/29/06
      B              193,333      $0.24         10/15/06
      B              193,333      $0.24         10/22/06
                 -----------
  Subtotal           966,665

      A               55,555      $0.60          4/14/07
      A              100,000      $0.60          4/19/07
      A              444,444      $0.60          4/19/07
      A              100,000      $0.60          4/23/07
      A              200,000      $0.60          4/29/07
      A              100,000      $0.60          4/29/07
      A              100,000      $0.60           5/7/07
      A              200,000      $0.60          5/10/07
      A              100,000      $0.60          5/12/07
      A              100,000      $0.60          5/17/07
      A              100,000      $0.60          5/24/07
      A               11,000      $0.60          5/24/07
      A              100,000      $0.60           6/2/07
      A              100,000      $0.60          6/16/07
      A               89,000      $0.60          6/17/07
      A              200,000      $0.60          3/30/08
                 -----------
Subtotal           2,099,999

Debenture            735,370   >or=to $0.30    7/31/2010
Debenture            230,627   >or=to $0.30    8/17/2010
                 -----------
Subtotal             965,997
                 -----------
Total              4,032,661
                 ===========

During the year ended October 31, 2005, 100,000 "A" Warrants were exercised resulting in $60,000 to the Company and the issuance of 100,000 shares of Common Stock.

During the three and six months ended April 30, 2006, there was no warrant activity.

                              STOCK INCENTIVE PLAN

On April 8, 2004, the Board of Directors of the Company adopted the 2004 Incentive Stock Option Plan. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

The total number of shares of Stock set aside for Awards may be granted under the Plan shall be 3,500,000 shares. The Company may issue each of the following under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award. The Plan was effective April 9, 2004 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

On March 4, 2004, the Company awarded its then CEO a non-qualified stock option to purchase 884,784 shares of common stock of the Company at an exercise price of $.50 per share with an expiration date of March 3, 2010. The options vest and become exercisable at a rate of 38,866 per month over a twenty-four month period. On April 28, 2005, the Company and John Glazik mutually agreed to terminate Mr. Glazik's position as President and Chief Executive Officer and to close its executive offices in Dallas, Texas due to the Company's decision to relocate its administrative center to its operations in Montreal. Pursuant to Mr. Glazik's stock option grant, at the time of departure from the Company, 589,856 shares had vested. The remaining 294,928 shares available to Mr. Glazik according to the terms of the stock option grant were canceled.

On June 1, 2004, the Company awarded employees non-qualified stock options to purchase 720,000 shares of common stock of the Company at an exercise price of $.50 per share with an expiration date of June 1, 2010. The options vest and become exercisable at a rate of 90,000 per quarter over a twenty-four month period.

On September 1, 2004, the Company awarded its then CFO a non-qualified stock option to purchase 300,000 shares of common stock of the Company at an exercise price of $.65 per share with an expiration date of September 1, 2010. The options vest and become exercisable at a rate of 12,500 per month over a twenty-four month period. On April 28, 2005, Superclick, Inc. and Claude Smith mutually agreed to terminate Mr. Smith's position as Chief Financial Officer and to close its executive offices in Dallas, Texas due to the Company's decision to relocate its administrative center to its operations in Montreal. Pursuant to Mr. Smith's stock option grant, at the time of departure from the Company, 137,500 shares had vested. The remaining 162,500 shares available to Mr. Smith according to the terms of the stock option grant were canceled.

On December 8, 2004, the Company awarded employees non-qualified stock options to purchase 125,000 shares of common stock of the Company at an exercise price of $.60 per share with an expiration date of December 7, 2011. The options vest and become exercisable at a rate of 15,625 per quarter over a twenty-four month period.

On December 31, 2003, the Board of Directors of the Company adopted the 2004 Superclick, Inc. Non-Employee Director's Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan provides for the issuance of Options, Restricted Stock, and/or Deferred Stock to an Awardee. The total number of shares of Common Stock which may be awarded under the Plan is 1,500,000. If any awarded shares are forfeited, they become available for future issuance. An annual aggregate limit of 300,000 shares (including Options, Restricted Stock, and Deferred Stock) is set for any individual Director.

The Stock Incentive Plan shall have a duration of ten years commencing on January 1, 2004. Awardees are defined as a director to whom an award is made. An eligible director is any person who on the date of grant is a member of the Board of Directors of the Company and is not an employee of the Company or of any Subsidiary. Stock Options are non-qualified right-to-buy Options for the purchase of Common Stock of the Company. The term of each Option shall be ten years from the Date of Grant. The Option Price shall be the Fair Market Value of Superclick, Inc. Common Stock on the date the Option is granted. Under no circumstances shall any Option vest in less than one year from the date of grant. Shares purchased upon exercise of an Option must be paid for in cash and in full at the time of exercise. Neither the Committee on Directors and Governance nor the Board of Directors may re-price any Option that is less than the option exercise price. Restricted Stock is Common Stock of the Company restricted as to sale in such fashion as the Committee on Directors and Governance shall determine. Prior to the lifting of the restrictions, the Awardee will be entitled to receive dividends from and to vote the shares of Restricted Stock.

The following table summarizes the Company's stock option activity for the three months ended April 30, 2006:

                                                    2006
                                        ----------------------------
                                                    Weighted Average
                                          Shares     Exercise Price
                                        ---------   ----------------
Outstanding at beginning of period      1,460,481         $0.52
Granted                                        --
Forfeited                                      --
Exercised                                      --
                                        ---------         -----
Outstanding at end of period            1,460,481         $0.52
                                        =========         =====
Options exerciseable at end of period   1,314,439
                                        =========

The following table summarizes information about the Company's stock options outstanding at April 30, 2006:

                        Options Outstanding               Options Exercisable
             ----------------------------------------   ----------------------
                 Number         Weighted     Weighted                 Weighted
Range of      Outstanding       Average      Average                   Average
Exercise     At January 31,   Contractural   Exercise      Number     Exercise
 Prices           2006        Life (years)     Price    Outstanding     Price
----------   --------------   ------------   --------   -----------   --------
$0.50             589,856           --         $0.50       589,856      $0.50
 0.50             608,125         0.33          0.50       519,375       0.50
 0.65             137,500           --          0.65       137,500       0.65
 0.60             125,000         0.85          0.60        67,708       0.60
                ---------         ----         -----     ---------      -----
Total           1,460,481         0.92         $0.52     1,314,439      $0.52
                =========         ====         =====     =========      =====

                              EMPLOYMENT CONTRACTS

SANDRO NATALE - Upon completion of the merger transaction with Superclick Networks, Inc. on October 7, 2003, Sandro Natale was appointed VP of Business Development. Mr. Natale's employment with us is governed by an employment agreement originally entered into between he and Superclick Networks, Inc., which we assumed following the merger. The agreement provides for term of employment that may be extended for additional one (1) year periods thereafter. Mr. Natale is entitled to receive a base salary equal to US $100,000.

JEAN PERROTTI - Mr. Perrotti's employment agreement provides that Mr. Perrotti receive a base salary equal to CAD $120,000. Mr. Perrotti is also entitled to receive an option to purchase up to 500,000 shares at an exercise price of $0.50 per share.

  THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH
   THAT APPEARS AFTER THE REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL
      OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE
        SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR
               INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the board of directors is responsible for oversight of executive compensation and review of Superclick Inc.'s' overall compensation programs.

                             COMPENSATION PHILOSOPHY

      Generally, Superclick, Inc.'s compensation programs are designed to attract, retain, motivate and appropriately reward individuals who are responsible for Superclick's short- and long-term profitability, growth and return to shareholders. The overall compensation philosophy followed by the Committee is to pay competitively while emphasizing qualitative indicators of corporate and individual performance.

                             EXECUTIVE COMPENSATION

      The Committee also uses stock option awards made under the Superclick, Inc.'s 2004 Stock Incentive Plan to provide various incentives for key personnel, including executive officers. Stock options are priced at the fair market value of the common stock of Superclick Inc. on the date of the grant, and typically vest at the rate of 33 1/3% per year over three years, unless determined otherwise by the board or other committee overseeing the Plan.

      No executives received stock option awards in fiscal 2005. The Committee also periodically makes recommendations to the board of directors for additional stock option awards for eligible individuals, including executive officers, based upon a subjective evaluation of individual current performance, assumption of significant responsibilities, anticipated future contributions, and/or ability to impact overall corporate and/or business unit financial results.

      To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to Superclick, Inc. and to the executives of various payments and benefits, specifically in consideration of Section 162(m) of the Internal Revenue Code. The Committee will not, however, limit executive compensation to that which is deductible.

                          CHIEF EXECUTIVE COMPENSATION

      Effective April 28, 2005 the Board of Directors appointed Sandro Natale to serve as interim Chief Executive Officer and Todd M. Pitcher to serve as interim Chief Financial Officer and Principal Accounting Officer of the Company. Mr. Natale's employment agreement provides for the payment of an annual base salary of US $100,000. Currently Mr. Natale's employment agreement does not provide for any stock bonus or other incentive awards.

      On November 11, 2005, the Board of Directors appointed Jean Perrotti as the Company's Chief Financial Officer and Principal Accounting Officer. Concurrently, Todd M. Pitcher, the Company's Chairman resigned from the role of interim Chief Financial Officer and Principal Accounting Officer. Mr. Perrotti's employment agreement provides for the payment of an annual base salary of CAD $120,000 and an option to purchase up to 500,000 shares of the Company's common stock at an exercise price of $0.50 per share.

                             COMPENSATION COMMITTEE

                                   Todd M. Pitcher
                                   Paul Gulyas
                                   Jean Perrotti

                    PROPOSAL 2 - RATIFICATION OF SELECTION OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Bedinger & Company LLP has been selected as the Company's independent registered public accountants for the fiscal year ending October 31, 2006. Shareholder ratification of the selection of Bedinger & Company LLP as the Company's independent registered public accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Bedinger & Company LLP for shareholder ratification as a matter of good corporate practice. Bedinger & Company LLP has audited the Company's financial statements since 2000. Notwithstanding the selection, the Board, in its discretion, may direct appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders. A representative of Bedinger & Company LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

Ratification of the appointment of Bedinger & Company LLP as the Company's independent registered public accountants for fiscal year 2005 will require the affirmative vote of the holders of at least a majority of the outstanding Common Stock represented in person or by proxy at the Annual Meeting. All of the directors and executive officers of the Company have advised the Company that they will vote their shares of Common Stock "FOR" the ratification of the appointment of Bedinger & Company LLP as the Company's independent registered public accountants for fiscal year 2005. If the holders of at least a majority of the outstanding Common Stock fail to ratify the appointment of Bedinger & Company LLP as the Company's independent registered public accountants, the Audit Committee will consider such failure at a subsequent meeting of the Audit Committee and determine, in its discretion, what actions it should take, if any.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                    "FOR" RATIFICATION OF THE APPOINTMENT OF
              BEDGINGER & COMPANY LLP AS THE COMPANY'S INDEPENDENT
               REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2006.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      Bedinger & Company is the independent accountant for the Company for fiscal 2005. The Company's independent accountant is appointed by the Company's Board of Directors. The Board has reappointed Bedinger & Company as the Company's independent accountant for fiscal 2006. Representatives of Bedinger & Company are expected to be present at the annual meeting of shareholders and will have an opportunity to make a statement at the annual meeting if they so desire. The representatives are also expected to be available to respond to appropriate questions.

                    INDEPENDENT ACCOUNTANT FEES AND SERVICES

      The aggregate fees billed for professional services rendered by Bedinger & Company for the audit of the Registrant's annual financial statements and review of the financial statements included in the Registrant's Forms 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2005 were $112,970 Additionally, Bedinger & Company has charged $7,200for tax preparation services for fiscal year 2005.

      The Company does not have an audit committee. The Board of Directors of the Registrant approved all of the services rendered to the Registrant by Bedinger & Company for fiscal years 2005.

Audit Fees

      Audit fees relate to services rendered in connection with the annual audit of the Company's financial statements, quarterly reviews of financial statements included in the Company's quarterly and annual reports on Form 10-Q and Form 10-K.

Audit Related Fees

      Audit related fees consisted principally of fees relating to due diligence services and fees for certain SEC registration statement services.

Tax Fees

      Tax services consisted of fees for tax consultation and tax compliance services.

There were no other fees incurred during fiscal 2004. The Board has concluded that the provision of non-audit services by our principal independent accountants is compatible with maintaining auditor independence. Our pre-approval policy is that all audit and non-audit services provided by our principal independent accountants must be approved in advance by the Board. 100% of the services performed by Bedinger & Company during fiscal 2005 were approved in advance by the Board.

                                  PROPOSAL 3 -
                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

      The Board of Directors has approved and recommends that the shareholders adopt an amendment to the Company's Certificate of Incorporation to increase the total authorized shares of common stock of the Company from 100,000,000 to 175,000,000. The Company is currently authorized to issue 10,000,000 shares of preferred stock and the proposed amendment will not affect this authorization. The form of the proposed amendment is included as Exhibit A of this Proxy Statement.

      If the amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Washington.


      Purpose of the Proposed Amendment, The Company has entered into a convertible debenture agreement with Chicago Venture Partners and the Superclick Co-Investment Fund (the "Financing"), whereby it could be issue additional shares pursuant to interest payments. At present, and for the foreseeable future, the Company does not anticipate that it will be able to make interest payments to Chicago Venture Partners and Superclick Co-Investment Fund in the form of cash. Consequently, it will continue to issue shares of its common stock as payment for interest against the principal of the debenture (see paragraphs below for a complete description of the Financing). In turn, the purpose of increasing the number of authorized shares of the Company's common stock from 100,000,000 to 175,000,000 shares is to accommodate the Company's payment of interest and principal of the debenture in common stock. In addition, the Board desires to have the shares available to provide the Company with flexibility in responding to potential business opportunities in the future. The additional shares may be used for various purposes at the direction of the Board of Directors, when such issuance is deemed to be in the best interests of the Company. These purposes may include: establishing strategic relationships with other companies, expanding business or product lines through the acquisition of other businesses or products, and other corporate purposes.

      On August 1, 2005, the Company completed a private placement of convertible debentures generating gross proceeds of $1.75 million and the issuance of warrants to purchase 735,370 shares of the Company's common stock. On August 18, 2005, the Company completed a private placement of convertible debentures generating gross proceeds of $0.5 million and the issuance of warrants to purchase 230,627 shares of the Company's common stock. In total, the Company received $2.035 million of net proceeds and issued 965,997 warrants. Third party fees totaled $215,000, which was paid in cash.


      The terms of the warrants and debentures are substantially the same. The exercise price of the warrants is calculated the same as for the conversion price of the convertible debentures described below. The warrants and debentures are immediately exercisable. The debentures bear interest of 9%, payable quarterly at the option of the Company in cash or stock. The interest Rate adjusts to 12% at maturity, or twelve months from the closing date.

      Prior to maturity, the debentures and warrants are convertible into the Company's common stock at a conversion price equal to 70% of the average closing bid price of the Company's common stock for the 45 trading days preceding a conversion date. If the closing bid price for the stock is less than $0.50 on a day on which the Investor converts, then during that calendar month the Investor will only be permitted to convert principal and interest in an aggregate amount of up to $175,000. This $175,000 limitation would not apply in the event that the closing bid price on such conversion date is at least 150% of the average closing bid price for the ten trading days immediately prior to such conversion. Notwithstanding the foregoing, the Conversion Price during the pre-maturity period shall not be less than $.30 per share. After maturity, the debentures and warrants are convertible into the Company's common stock at a conversion price equal to 80% of the average closing bid price of the Company's common stock for the 45 trading days preceding a conversion date.

      Cash settlement of the unexercised portion of the debenture is required. If a cash settlement of the outstanding debt is not made in accordance with the debenture agreement on the maturity date, then a ten (10%) percent penalty of the outstanding debt balance will be added to the debt balance.

      The debentures provide that the holders may only convert the debenture if the number of shares held by the lender or its affiliates after conversion would not exceed 4.99% of the outstanding shares of the Company's common stock following such conversion.

      In connection with the transaction, we entered into a registration rights agreement. Pursuant to the terms of the Registration Rights Agreement, within thirty calendar days following the initial closing date, or September 1, 2005, the Company was required to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, covering the resale of all of the common stock the convertible debenture would be converted into which is at least equal to two hundred percent (200%) of the number of shares into which the Debentures and all interest thereon through the second anniversary of the initial closing date would be convertible based on an assumed Conversion Price of $0.30 per share and the common stock underlying the warrants.

      The Registration Rights Agreement further provides that if a registration statement is not filed, or does not become effective, within 100 days from the initial closing date, then in addition to any other rights the holders may have, the Company would be required to pay each holder an amount in cash, as liquidated damages, equal to an aggregate five percent (5%) of the purchase price of the debentures (2% for days 1-30, plus 2% for days 31-60, plus 1% for days 61-75). We filed an SB-2 with the SEC on September 15, 2005 effectively registering 19,215,997 shares of common stock of which 18,150,000 relates to the conversion of principle and interest of the convertible debenture and 965,997 relates to the exercise of warrants issued in connection with the convertible debenture. The SEC declared the registration of shares underlying the debentures effective within the allowed time on December 12, 2005.

      The issuance costs related to the convertible debentures of approximately $215,000 in cash was capitalized and is being amortized over the life of the debt. For the three and six months ended April 30, 2006, the Company recognized $53,750 and $107,500, respectively as other expense related to the amortization of the issuance costs.

      Pursuant to Paragraph 14 of EITF 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock, the warrants issued in connection with the convertible debentures meet the requirements of and are accounted for as a liability since the warrants contain registration rights where significant liquidated damages would be required to be paid to the holder in the event the Company failed to receive an effective registration, and the cashless exercise feature of the warrants and variable exercise price which support the notion of net-cash settlement and treatment of the warrants as a liability. The initial value of the warrants was treated as a discount to the debenture and recorded as a liability. The Company calculated the initial value of the warrants on the closing date of the transactions as being $658,973 as determined using a Black-Scholes option pricing model with the following assumptions: expected term 5 years, exercise price $.5949, volatility 175%, risk free rate 4.32%, and zero dividend yield. Using the Black-Scholes option-pricing method, the value of the warrants is reassessed at each balance sheet date and marked to market as a derivative gain or loss until exercised or expiration. Upon exercise of each of the warrants, the related liability is removed by recording an adjustment to additional paid-in-capital. The warrants had a value of $193,199 at October 31, 2005 and the company recognized a derivative gain of $465,774 from the initial value date to October 31, 2005. As of April 30, 2006, the value of the warrants was reassessed using the Black-Scholes option-pricing model using the following assumptions: expected term 4.25 years, exercise price $.30, volatility 165%, risk free rate 5.07%, and zero dividend yield. The warrants have a value of $71,989 at April 30, 2006. For the three and six months ended April 30, 2006, the company recognized a derivative gain of $30,945 and $121,210, respectively

      The Company determined that the $1.75 million debenture was issued with a beneficial conversion feature ("BCF") due to the conversion price ($.5949) being less than the closing stock price ($.79) on the date of issuance, and the conversion feature being in-the-money. Conversely, on the issuance date of the $0.5 million debenture the conversion feature was not in-the-money and no BCF was recognized. Thus, pursuant to EITF 00-27, 27, Application of Issue No. 98-5 to Certain Convertible Instruments, the BCF has been determined based on the gross debenture amount less the portion attributable to the warrants described above, and recorded as a discount to reduce the carry value of the debenture and increase additional-paid-in-capital at its fair value of $390,529 on the date of issuance as determined using the intrinsic value method. The discount will be amortized to interest expense over the life of the debenture. The company has recognized $65,088 in non-cash interest expense attributable to the amortization of this discount through October 31, 2005. For the three and six months ended April 30, 2006, the company recognized $97,632 and $195,264, respectively in non-cash interest expense attributable to the amortization of this discount.


      The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the proposed amendment and issuance of the common stock would not directly affect the rights of the holders of currently outstanding common stock, but effects incidental to the increase are possible. The issuance may decrease the proportionate holdings of existing stockholders and could have the effect of diluting voting power per share.

      Required Vote -- To be approved, Proposal 3 must receive "For" votes from a majority of the shares outstanding on the record date. As a result, abstentions and broker non-votes will have the same effect as a vote "Against" such proposal.

                SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

      Shareholder proposals which are intended to be presented by shareholders at our 2007 annual meeting of shareholders must be received by the Secretary of our company at our principal executive offices no later than November 18, 2006, in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Securities Exchange Act. In addition, our Bylaws require that, among other things, shareholders give written notice of any proposal or the nomination of a director to the Secretary of our company not less than 60 days nor more than 90 days prior to the scheduled 2006 annual meeting of shareholders. We currently anticipate that our 2006 annual meeting of shareholders will be held on March 3, 2007. Shareholder proposals or the nominations for director that do not meet the notice requirements set forth above will not be acted upon at the 2007 Annual Meeting.


                                     GENERAL

      Our annual report to shareholders accompanying this proxy statement includes our Form 10-KSB for our fiscal year ended October 31, 2005, that was filed with the Securities and Exchange Commission on February 15, 2006. Our financial statements, as contained in pages F-1 through and including F-43 of the Form 10-KSB, are incorporated by reference into this proxy statement.

      As of the date of this proxy statement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Shareholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Todd M. Pitcher
                                              Secretary

Montreal, Quebec
July 12, 2006

                                      PROXY

                                SUPERCLICK, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR ANNUAL MEETING, AUGUST 15, 2006

      The undersigned, a shareholder of SUPERCLICK, INC., a Washington corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and a copy of the Company's Annual Report to Shareholders for its fiscal year ended October 31, 2005; and, revoking any proxy previously given, hereby constitutes and appoints Michael L. Corrigan Esq. and Todd M. Pitcher, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at Radisson Hotel Laval, 2900 Le Carrefour Blvd. H7T 2K9, in the Opal Room, on September 15, 2006 at 11:00 a.m., local time, and at any adjournment thereof, on all matters coming before said meeting.

================================================================================

                        ANNUAL MEETING OF SHAREHOLDERS OF

                                SUPERCLICK, INC.

                               SEPTEMBER 15, 2006

                   PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
                  IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

   / PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. /

================================================================================

The Board of Directors recommends a vote "FOR" the director listed below and a vote "FOR" Proposal 2 and a vote "FOR" Proposal 3

1.    To elect one (1) directors for a   |_|  FOR all nominees   |_|  WITHHOLD           |_|  FOR ALL EXCEPT (see
      three-year term to expire at the        listed below            AUTHORITY                see instructions below)
      2009 Annual Meeting of                                          for all nominees
      Stockholders. Our present Board
      of Directors has nominated and
      recommends for election as
      director the following persons:
      o      George Vesnaver
      (INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "Exceptions" box and write the name(s) of such nominee(s) on the space provided below.)

      EXCEPTIONS ____________________________________________________________

2. To ratify the selection of Bedinger & Company LLC as independent auditors of the Company for the fiscal year ending October 31, 2006.

              |_|  FOR                |_|  AGAINST            |_|  ABSTAIN

3. To amend the articles of incorporation of the Company to authorize the issuance of up to 175,000,000 shares of the Company's common stock, par value $.0006 per share.

              |_|  FOR                |_|  AGAINST            |_|  ABSTAIN

4. In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may property come before the Annual Meeting.

          Dated:                     , 2006
                --------------------


      ----------------------------------------
                    Signature


      ----------------------------------------
                     Signature


      ----------------------------------------
                     Title(s)

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.